Exhibit 10.5

AMENDMENT NUMBER 4 TO
AND WAIVER UNDER
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER 4 TO AND WAIVER UNDER LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of November 12, 2004, is entered into by AEGIS COMMUNICATIONS GROUP, INC., a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as “Borrowers”), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, “Agent”), and the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), in light of the following:

W I T N E S S E T H

WHEREAS, Borrowers, Agent and Lenders are parties to that certain Loan and Security Agreement, dated as of January 26, 2004 (as amended, restated, supplemented, or modified from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers have informed Agent and Lenders that a violation of the Loan Agreement has occurred as a result of Borrowers’ failure to comply with certain terms and provisions thereof; and

WHEREAS, Borrowers have requested that Lenders waive such violation of the Loan Agreement; and

WHEREAS, Borrowers have further requested that the Loan Agreement be amended to modify certain terms more fully set forth hereinbelow;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.                                      DEFINITIONS  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.                                      AMENDMENTS TO LOAN AGREEMENT

(a)                                  Subclause (i) of clause (a) of the definition of Borrowing Base appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(i) the sum of (A) 85% of the amount of Eligible Billed Accounts other than Trilegiant Accounts, (B) 80% of the amount of Eligible Unbilled Accounts other than Trilegiant Accounts (it being acknowledged that the percentage shall reduce to (1) 70% as of November 30, 2004, (2) 50% as of December 15, 2004, and (3)

40% as of December 31, 2004), and (C) the Trilegiant Base up to a maximum amount of $1,000,000 in each case less the amount, if any, of the Dilution Reserve, and”

(b)                                 The table of Applicable Amounts and Applicable Periods set forth in Section 7.18(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

Applicable Amount	Applicable Period (Month-end)
$(9,880,000)	October 2004
$(10,800,000)	November 2004
$(11,500,000)	December 2004

3.                                      WAIVER.  Borrowers have informed Agent and Lenders that Borrowers have failed to maintain or achieve EBITDA of not less than ($8,650,000) for the period ending on the last day of the month of September, 2004, as required under Section 7.18(a)(i) of the Loan Agreement (the “Existing Default”).  At the Borrowers’ request, Agent and Lenders hereby waive the Existing Default, subject to the terms and conditions set forth herein.

4.                                      CONDITIONS PRECEDENT TO THIS AMENDMENT.   The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)                                  Agent shall have received for its own account an amendment fee in the amount of $25,000, which amendment fee shall be fully earned as of the date hereof and shall not be subject to refund, rebate or proration for any reason whatsoever;

(b)                                 The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(c)                                  No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(d)                                 No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, Agent, or any Lender.

5.                                      CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

6.                                      ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede any and all prior or contemporaneous amendments relating to the subject matter hereof.  Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect.  To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.  This Amendment is a Loan Document.

7.                                      COUNTERPARTS; TELEFACSIMILE EXECUTION.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.                                      MISCELLANEOUS

(a)                                  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

(b)                                 Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

AEGIS COMMUNICATIONS GROUP, INC.
a Delaware corporation, as a Borrower and Administrative Borrower

By:	/s/ Richard Ferry
Title:	President and CEO

ADVANCED TELEMARKETING CORPORATION
a Nevada corporation, as a Borrower

By:	/s/ Richard Ferry
Title:	President and CEO

IQI, INC.

a New York corporation, as a Borrower
By:	/s/ Richard Ferry
Title:	President and CEO

LEXI INTERNATIONAL, INC.
a California corporation, as a Borrower

By:	/s/ Richard Ferry
Title:	President and CEO

INTERSERV SERVICE CORPORATION
a Delaware corporation, as a Borrower

By:	/s/ Gene Speyer
Title:	President

WELLS FARGO FOOTHILL, INC.
a California corporation, as Agent and as a Lender

By:	/s/ Robert Bernier
Title:	Vice President